UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

Elephant Talk Communications, Inc.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-30061	95-2210753
(Commission File Number)	(IRS Employer Identification No.)

438 East Katella Avenue, Suite 217, Orange, California 92867
(Address of principal executive offices, including Zip Code)

(714) 288-1570
Registrant's telephone number, including area code

Item 4.01. Changes in Registrant's Certifying Accountant

On May 16, 2005, Webb & Company, P. A. (“Webb”) was dismissed as the Registrant’s auditors. The decision to dismiss Webb was approved by the Registrant’s Board of Directors upon recommendation by its audit committee. Webb served as the Registrant's independent auditor for the Registrant’s fiscal year ended December 31, 2004 and the Registrant’s fiscal year ended December 31, 2005. Webb did not render a report on the Registrant’s consolidated financial statements for the year ended December 31, 2005. Webb’s report on the Registrant’s consolidated financial statements for the year ended December 31, 2004 (the “Report”) did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Report was modified to include an explanatory paragraph wherein Webb expressed substantial doubt about the Registrant’s ability to continue as a going concern.

During the Registrant’s fiscal years ended December 31, 2004 and December 31, 2005, and during the period from January 1, 2006 until May 16, 2006, there were no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Webb’s satisfaction, would have caused Webb to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

On May 17, 2006, the Registrant engaged Jimmy C. H. Cheung & Co., Certified Public Accountants, as the Registrant's independent accountant to report on the Registrant’s consolidated balance sheet as of December 31, 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. The decision to appoint Jimmy C. H. Cheung & Co. was approved by the Registrant's Board of Directors upon recommendation by its audit committee. Prior to engaging the new accountant, the Registrant did not consult with Jimmy C.H. Cheung & Co. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue. The Registrant discloses that Jimmy C.H. Cheung & Co. was engaged to audit the financial statements for the Registrant’s wholly-owned subsidiary, Elephant Talk Limited, a limited liability company organized under the laws of the Hong Kong SAR of the Peoples’ Republic of China, for the year ended December 31, 2005, and is now engaged to audit the financial statements of the Registrant pursuant to the engagement of May 17, 2005. The firm of Jimmy C.H. Cheung & Co. is a PCAOB approved accounting firm that is credential to practice before the Securities and Exchange Commission.

The Registrant has made the contents of this Form 8-K filing available to Webb and requested it to furnish a letter to the Securities and Exchange Commission as to whether or not Webb agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. The Registrant will file a copy of such letter on Form 8-K/A upon receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2006	Elephant Talk Communications, Inc.

By: /s/ Russelle Choi
Russelle Choi
Chief Executive Officer